EXHIBIT 99.4

Equity One 2003-2
Term

TRIGGER ON

1st Liens                               2nd Liens
----------------------------------      ----------------------------------------
Severity                     50%        CDR                                    8
Lag                    12 months        Severity                            100%
----------------------------------      Lag                             6 months
100% PPC (All-in), To Maturity,         ----------------------------------------
Forward Libor                           100% PPC (All-in), To Maturity, Forward
                                        Libor

Class M-1 (AA)
-----------------------------------------------------------
Approximate Balance     32,592,000  Delay                24
Coupon                  at pricing  Dated          4/1/2003
Settle                   4/30/2003  First Payment 5/25/2023
-----------------------------------------------------------

CDR >>>>>>>>>                      10                       12                        14                       14.2
Price                             Yield                    Yield                    Yield                     Yield
100                               5.031                    5.037                    5.043                     5.044
WAL                               7.98                     9.26                     11.35                     11.65
Mod Durn                          6.42                     7.23                      8.42                      8.58
Mod Convexity                     0.50                     0.64                      0.90                      0.93
Principal Window              Apr10 - Jun12            Mar11 - May14            May12 - Feb18             Jul12 - Apr19
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         88,519,145.76 (17.65%)  110,114,229.05 (21.96%)   132,632,066.28 (26.45%)   135,035,492.69 (26.93%)

                                              --------------------------
CDR >>>>>>>>>                  14.5                     14.7                       15
Price                          Yield                    Yield                    Yield
100                            5.045                    5.023                    4.618
WAL                            12.24                    12.85                    13.21
Mod Durn                       8.88                     9.13                      9.25
Mod Convexity                  1.01                     1.09                      1.12
Principal Window           Oct12 - Jun22            Dec12 - Mar33            Mar13 - Mar33
Prcp Writedown              0.00 (0.00%)          210,569.76 (0.65%)      2,664,123.05 (8.17%)
Total Collat Loss     138,645,792.47 (27.65%)  140,955,805.00 (28.11%)   143,796,897.01 (28.68%)
                                              --------------------------


Class M-2 (A)
-----------------------------------------------------------
Approximate Balance     26,324,000 Delay                24
Coupon                  at pricing Dated          4/1/2003
Settle                   4/30/2003 First Payment 5/25/2023
-----------------------------------------------------------


CDR >>>>>>>>>                      10                      10.5                       11                       11.2
Price                             Yield                    Yield                    Yield                     Yield
100                               5.539                    5.541                    5.543                     5.544
WAL                               10.83                    11.51                    12.34                     12.79
Mod Durn                          7.93                     8.29                      8.70                      8.90
Mod Convexity                     0.80                     0.88                      0.98                      1.03
Principal Window              Jun12 - Jul16            Nov12 - May17            Apr13 - Dec19             Jul13 - Feb22
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         94,934,860.62 (18.93%)  100,063,678.86 (19.96%)   105,628,979.71 (21.07%)   107,854,445.76 (21.51%)


                                               -----------------------
CDR >>>>>>>>>                  11.4                     11.5                       12
Price                          Yield                    Yield                    Yield
100                            5.545                    5.424                    4.500
WAL                            13.46                    13.68                    13.78
Mod Durn                       9.18                     9.22                      9.39
Mod Convexity                  1.12                     1.13                      1.18
Principal Window           Sep13 - Oct32            Oct13 - Mar33            May14 - Mar33
Prcp Writedown              0.00 (0.00%)          767,698.55 (2.92%)      4,773,876.54 (18.14%)
Total Collat Loss     110,063,823.80 (21.95%)  110,990,582.14 (22.14%)   115,636,950.25 (23.06%)
                                               -----------------------

Class M-3 (BBB+)
-----------------------------------------------------------
Approximate Balance     11,282,000 Delay                24
Coupon                  at pricing Dated          4/1/2003
Settle                   4/30/2003 First Payment 5/25/2023
-----------------------------------------------------------

CDR >>>>>>>>>                       8                       8.5                       9                        9.8
Price                             Yield                    Yield                    Yield                     Yield
100                               6.189                    6.191                    6.195                      6.2
WAL                               10.4                     11.16                    12.27                     14.62
Mod Durn                         7.4672                   7.8489                    8.3708                    9.3561
Mod Convexity                     0.71                     0.792                    0.914                      1.18
Principal Window              Jan13 - May14            Sep13 - May15            Jun14 - Dec16             Feb16 - Dec21
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         74,951,830.85 (14.95%)   80,475,966.24 (16.05%)   86,229,364.01 (17.20%)    94,887,620.72 (18.92%)

                          ----------------------
CDR >>>>>>>>>                      10                      10.5                       11
Price                             Yield                    Yield                    Yield
100                               6.194                    4.211                    0.671
WAL                               15.88                    15.44                    13.04
Mod Durn                         9.7719                    9.903                    10.209
Mod Convexity                     1.32                     1.399                    1.587
Principal Window              Jul16 - Mar33            May17 - Mar33            Dec19 - Mar33
Prcp Writedown              39,297.36 (0.35%)      4,158,112.53 (36.86%)     8,206,189.00 (72.74%)
Total Collat Loss         97,068,123.08 (19.36%)  101,706,854.96 (20.28%)   106,368,215.12 (21.21%)
                          ----------------------

Class B-1 (BBB)
-----------------------------------------------------------
Approximate Balance     10,027,000 Delay                 24
Coupon                  at pricing Dated           4/1/2003
Settle                   4/30/2003 First Payment  5/25/2023
-----------------------------------------------------------

CDR >>>>>>>>>                       8                       8.2                      8.3                       8.4
Price                             Yield                    Yield                    Yield                     Yield
100                               6.948                    6.949                     6.95                     6.951
WAL                               11.91                    12.37                    12.63                      12.9
Mod Durn                         7.8743                    8.068                    8.1753                    8.2838
Mod Convexity                     0.823                    0.869                    0.896                     0.923
Principal Window              May14 - Feb16            Oct14 - Sep16            Dec14 - Feb17             Feb15 - Feb17
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         76,649,846.71 (15.29%)   78,847,522.41 (15.73%)   80,001,910.14 (15.96%)    80,907,586.34 (16.14%)

                                                ----------------------
CDR >>>>>>>>>                   8.8                       9                        10
Price                          Yield                    Yield                    Yield
100                            6.954                    6.929                    -7.202
WAL                            14.27                    16.24                     9.5
Mod Durn                      8.7998                   9.3759                    6.6244
Mod Convexity                  1.062                    1.251                    0.658
Principal Window           Mar16 - Nov19            Dec16 - Mar33               NA - NA
Prcp Writedown              0.00 (0.00%)          124,659.04 (1.24%)     10,027,000.00 (100.00%)
Total Collat Loss      85,428,212.44 (17.04%)   87,861,100.32 (17.52%)   97,011,188.01 (19.35%)
                                                ----------------------

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